UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 13, 2019

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1001 Bishop Street, Suite 2500, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
 Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 8.01 Other Events.
The following is an update to the disclosure on the “Hawaii Electric Light 2019 test year rate case” in Note 3 of the Notes to Condensed Consolidated Financial Statements, and the discussion in “Management’s Discussion and Analysis of Financial Condition and Results of Operations -Electric Utility” under “Most recent rate proceedings,” which is incorporated herein by reference to pages 18 and 64 of HEI’s and Hawaiian Electric’s Form 10-Q for the quarterly period ended September 30, 2019.
Hawaii Electric Light 2019 test year rate case
On November 13, 2019, the Public Utilities Commission of the State of Hawaii (PUC) issued an interim decision and order (D&O) in Hawaii Electric Light’s 2019 test year rate case, which denied Hawaii Electric Light’s interim increase request of $2.79 million based on its Statement of Probable Entitlement, and instead approved interim revenues at the current effective rates, resulting in no increase in revenues. For purposes of setting interim rates, the PUC accepted Hawaii Electric Light’s proposed return on average common equity (ROACE) of 9.5%, and Hawaii Electric Light’s proposed capital structure that consists of a 58% equity ratio, and a 10-year amortization period for the state investment tax credit. The PUC acknowledged that the ROACE, the total equity ratio, and the amortization period for the state investment tax credit (along with the annual target heat rate adjustment) continue to be disputed issues between Hawaii Electric Light and the Consumer Advocate and will continue to consider these issues for its final decision. The PUC indicated that Hawaii Electric Light did not meet the burden of proving it is probably entitled to an additional increase in revenues on an interim basis that is in addition to current effective rates.
Hawaii Electric Light and the Consumer Advocate have ten days to inform the PUC if they will withdraw from the Stipulated Partial Settlement Letter submitted on September 24, 2019, and if so, the specific issues that would be addressed in the post-interim decision and order phase of the proceeding. Depending on the responses, the PUC may modify the procedural schedule governing the remainder of the proceeding. The evidentiary hearing is currently scheduled for the week of December 16, 2019.
Upon issuance of the final decision, any amount collected pursuant to the effective interim rates that is in excess of the rates determined by the final decision, will be refunded to customers with interest. Management cannot predict the timing or ultimate outcome of Hawaii Electric Light’s 2019 test year rate case proceeding.
HEI and Hawaiian Electric intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI’s website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, Hawaiian Electric’s and American Savings Bank, F.S.B.’s (ASB’s) press releases, HEI’s and Hawaiian Electric’s SEC filings and HEI’s public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in HEI’s and Hawaiian Electric’s Securities and Exchange Commission (SEC) filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms (Docket No. 2018-0368 for Hawaii Electric Light 2019 test year rate case) in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric’s other SEC filings.

FORWARD-LOOKING STATEMENTS
This report may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Forward-looking statements in this report should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s and Hawaiian Electric’s Annual Report on Form 10-K for the year ended December 31, 2018 and HEI’s and Hawaiian Electric’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President,	Senior Vice President and
Chief Financial Officer and Treasurer	Chief Financial Officer

Date: November 14, 2019	Date: November 14, 2019

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